UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 2, 2017

Date of Report (date of earliest event reported)

Apple Inc.

(Exact name of Registrant as specified in its charter)

California	001-36743	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1 Infinite Loop

Cupertino, California 95014

(Address of principal executive offices) (Zip Code)

(408) 996-1010

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 9, 2017, Apple Inc. (“Apple”) consummated the issuance and sale of $500,000,000 aggregate principal amount of Apple’s Floating Rate Notes due 2019 (the “2019 Floating Rate Notes”), $500,000,000 aggregate principal amount of Apple’s Floating Rate Notes due 2020 (the “2020 Floating Rate Notes”), $1,000,000,000 aggregate principal amount of Apple’s Floating Rate Notes due 2022 (the “2022 Floating Rate Notes” and, together with the 2019 Floating Rate Notes and the 2020 Floating Rate Notes, the “Floating Rate Notes”), $500,000,000 aggregate principal amount of Apple’s 1.550% Notes due 2019 (the “2019 Fixed Rate Notes”), $1,000,000,000 aggregate principal amount of Apple’s 1.900% Notes due 2020 (the “2020 Fixed Rate Notes”), $1,500,000,000 aggregate principal amount of Apple’s 2.500% Notes due 2022 (the “2022 Fixed Rate Notes”), $1,750,000,000 aggregate principal amount of Apple’s 3.000% Notes due 2024 (the “2024 Fixed Rate Notes”), $2,250,000,000 aggregate principal amount of Apple’s 3.350% Notes due 2027 (the “2027 Fixed Rate Notes”) and $1,000,000,000 aggregate principal amount of Apple’s 4.250% Notes due 2047 (the “2047 Fixed Rate Notes” and, together with the 2019 Fixed Rate Notes, the 2020 Fixed Rate Notes, the 2022 Fixed Rate Notes, the 2024 Fixed Rate Notes and the 2027 Fixed Rate Notes, the “Fixed Rate Notes”) pursuant to an underwriting agreement (the “Underwriting Agreement”) dated February 2, 2017 between Apple and Goldman, Sachs & Co., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC as representative of the several underwriters named therein. The Fixed Rate Notes and the Floating Rate Notes are referred to herein as the “Notes”.

The Notes are being issued pursuant to an indenture, dated as of April 29, 2013 (the “Indenture”), between Apple and The Bank of New York Mellon Trust Company, N.A., as trustee, together with the officer’s certificate, dated February 9, 2017 (the “Officer’s Certificate”), issued pursuant to the Indenture establishing the terms of each series of Notes.

The Notes are being issued pursuant to Apple’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on April 28, 2016 (Reg. No. 333-210983) (the “Registration Statement”).

Apple will pay interest on the 2019 Floating Rate Notes quarterly in arrears on February 8, May 8, August 8 and November 8 of each year, beginning on May 8, 2017. Interest on the 2020 Floating Rate Notes will be paid quarterly in arrears on February 7, May 7, August 7 and November 7 of each year, beginning on May 7, 2017. Interest on the 2022 Floating Rate Notes will be paid quarterly in arrears on February 9, May 9, August 9 and November 9 of each year, beginning on May 9, 2017.

Interest on the 2019 Fixed Rate Notes will be paid semi-annually in arrears on February 8 and August 8 of each year, beginning on August 8, 2017. Interest on the 2020 Fixed Rate Notes will be paid semi-annually in arrears on February 7 and August 7 of each year, beginning on August 7, 2017. Interest on the 2022 Fixed Rate Notes, 2024 Fixed Rate Notes, 2027 Fixed Rate Notes, and 2047 Fixed Rate Notes will be paid semi-annually in arrears on February 9 and August 9 of each year, beginning on August 9, 2017.

The 2019 Floating Rate Notes will mature on February 8, 2019. The 2020 Floating Rate Notes will mature on February 7, 2020. The 2022 Floating Rate Notes will mature on February 9, 2022. The 2019 Fixed Rate Notes will mature on February 8, 2019. The 2020 Fixed Rate Notes will mature on February 7, 2020. The 2022 Fixed Rate Notes will mature on February 9, 2022. The 2024 Fixed Rate Notes will mature on February 8, 2024. The 2027 Fixed Rate Notes will mature on February 9, 2027. The 2047 Fixed Rate Notes will mature on February 9, 2047.

The Notes will be Apple’s senior unsecured obligations and will rank equally with Apple’s other unsecured and unsubordinated debt from time to time outstanding.

The foregoing description of the Notes and related agreements is qualified in its entirety by the terms of the Underwriting Agreement, the Indenture and the Officer’s Certificate (including the forms of the Notes). Apple is furnishing the Underwriting Agreement and the Officer’s Certificate (including the forms of the Notes) attached hereto as Exhibits 1.1 and 4.1 through 4.10, respectively, and they are incorporated herein by reference. The Indenture is filed as Exhibit 4.1 to Apple’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on April 29, 2013 (Reg. No. 333-188191). The computation of Apple’s ratio of earnings to fixed charges is filed as Exhibit 12.1 hereto, and is incorporated by reference into the Registration Statement. An opinion regarding the legality of the Notes is filed as Exhibit 5.1, and is incorporated by reference into the Registration Statement; and a consent relating to the incorporation of such opinion is incorporated by reference into the Registration Statement and is filed as Exhibit 23.1 by reference to its inclusion within Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated February 2, 2017, between Apple Inc. and Goldman, Sachs & Co., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representative of the several underwriters named therein

4.1	Officer’s Certificate of Apple Inc., dated February 9, 2017

4.2	Form of Global Note representing the Floating Rate Notes due 2019 (included in Exhibit 4.1)

4.3	Form of Global Note representing the Floating Rate Notes due 2020 (included in Exhibit 4.1)

4.4	Form of Global Note representing the Floating Rate Notes due 2022 (included in Exhibit 4.1)

4.5	Form of Global Note representing the Fixed Rate Notes due 2019 (included in Exhibit 4.1)

4.6	Form of Global Note representing the Fixed Rate Notes due 2020 (included in Exhibit 4.1)

4.7	Form of Global Note representing the Fixed Rate Notes due 2022 (included in Exhibit 4.1)

4.8	Form of Global Note representing the Fixed Rate Notes due 2024 (included in Exhibit 4.1)

4.9	Form of Global Note representing the Fixed Rate Notes due 2027 (included in Exhibit 4.1)

4.10	Form of Global Note representing the Fixed Rate Notes due 2047 (included in Exhibit 4.1)

5.1	Opinion of Hogan Lovells US LLP

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Hogan Lovells US LLP (included in the opinion filed as Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2017	Apple Inc.

	By:	/s/ Luca Maestri
Luca Maestri Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated February 2, 2017, between Apple Inc. and Goldman, Sachs & Co., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representative of the several underwriters named therein

4.1	Officer’s Certificate of Apple Inc., dated February 9, 2017

4.2	Form of Global Note representing the Floating Rate Notes due 2019 (included in Exhibit 4.1)

4.3	Form of Global Note representing the Floating Rate Notes due 2020 (included in Exhibit 4.1)

4.4	Form of Global Note representing the Floating Rate Notes due 2022 (included in Exhibit 4.1)

4.5	Form of Global Note representing the Fixed Rate Notes due 2019 (included in Exhibit 4.1)

4.6	Form of Global Note representing the Fixed Rate Notes due 2020 (included in Exhibit 4.1)

4.7	Form of Global Note representing the Fixed Rate Notes due 2022 (included in Exhibit 4.1)

4.8	Form of Global Note representing the Fixed Rate Notes due 2024 (included in Exhibit 4.1)

4.9	Form of Global Note representing the Fixed Rate Notes due 2027 (included in Exhibit 4.1)

4.10	Form of Global Note representing the Fixed Rate Notes due 2047 (included in Exhibit 4.1)

5.1	Opinion of Hogan Lovells US LLP

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Hogan Lovells US LLP (included in the opinion filed as Exhibit 5.1)